UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               --------------

                                  FORM 8-K
                               --------------

                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 3, 2010

                        METRO ONE DEVELOPMENT, INC.
           (Exact name of registrant as specified in its charter)



     Delaware                         333-61538             98-0231687
(State or other jurisdiction        (Commission         (IRS Employer
           of incorporation)         File Number)         Identification No.)


                125 Avenida Mesita, San Clemente, CA 92673
             (Address of principal executive offices)(Zip Code)

                               (949) 682-7891
             (Registrants telephone number, including area code)

                                     N/A
         (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.02       Unregistered Sales of Equity Securities.

On May 3, 2010, we issued to certain service providers an aggregate of 300,000,000 shares of our common stock, par value $0.0001 per share. The shares were issued in consideration for various services to the Company. With respect to the issuance of our securities as described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was restricted by us.

This report contains forward-looking statement. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions.
These statements are based on current expectations, estimates, and projections about our business based, in part, on assumptions made by our management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including lose risks discussed in our annual report on Form 10-K and in other documents that we file from time to time with the SEC.

In addition, such statements could be affected by risks and uncertainties related to our financial condition, factors that affect our industry, market and customer acceptance, competition, government regulations and requirements, general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 8, 2010


                                                /s/ Stuart Turk
                                        --------------------------------------
                                                    (Signature)

                                        Print Name: Stuart Turk
                                        Title:  President, Chairman, Chief
                                                Executive Officer and Director